CarLotz Announces Special Shareholder Meeting Voting Results
CarLotz Stockholders Approve Merger Agreement with Shift
December 7, 2022 – Richmond, VA (GLOBE NEWSWIRE) – CarLotz, Inc. (the “Company” or “CarLotz”; NASDAQ: LOTZ), a consignment-to-retail used vehicle marketplace, is pleased to announce that today the Company’s stockholders approved the Agreement and Plan of Merger, dated August 9, 2022, among Shift Technologies, Inc. (“Shift”), Shift Remarketing Operations, Inc. (“Merger Sub”) and the Company, pursuant to which, among other things and subject to the terms and conditions contained therein, Merger Sub will merge with and into the Company, with the Company continuing as the surviving corporation and as a wholly owned subsidiary of Shift (the “Merger”). The proposal to approve the Merger Agreement was passed by stockholders voting at the Company’s special meeting of stockholders (the “CarLotz Special Meeting”) held virtually on December 7, 2022.
At the CarLotz Special Meeting stockholders also approved the adjournment of the CarLotz Special Meeting, if necessary or appropriate, to solicit additional proxies if there were insufficient votes at the time of the CarLotz Special Meeting to approve the Merger Agreement. No motion to adjourn the CarLotz Special Meeting was made because adjournment of the CarLotz Special Meeting was determined not to be necessary or appropriate.
The adoption of the Merger Agreement required the affirmative vote of stockholders holding a majority of the outstanding shares of CarLotz’s common stock entitled to vote at the close of business on October 27, 2022, the record date for the CarLotz Special Meeting.
The Merger is expected to close on or about December 9, 2022, subject to the satisfaction of customary closing conditions. At the time the transaction is complete, CarLotz shares will be converted to Shift shares and CarLotz shares will cease trading on Nasdaq.
About CarLotz
CarLotz operates a consignment-to-retail used vehicle marketplace that provides our corporate vehicle sourcing partners and retail sellers of used vehicles with the ability to easily access the retail sales channel. Our mission is to create the world's greatest vehicle buying and selling experience. We operate a technology-enabled buying, sourcing, and selling model that offers an omni-channel experience and diverse selection of vehicles. Our proprietary technology provides our corporate vehicle sourcing partners with real-time performance metrics and data analytics, along with custom business intelligence reporting that enables vehicle triage optimization between the wholesale and retail channels.
Important Additional Information
In connection with the pending Merger, Shift has filed a registration statement on Form S-4 with the SEC, that includes a joint proxy statement of Shift and CarLotz, that also constitutes a prospectus of Shift (the “joint proxy statement/prospectus”), which has become effective. Security holders of Shift and CarLotz are urged to carefully read the entire registration statement and joint proxy statement/prospectus and other relevant documents filed or to be filed with the SEC when they become available, because they will contain important information. A definitive joint proxy statement/prospectus has been sent to Shift’s stockholders and to CarLotz’s stockholders. Security holders may obtain the registration statement and the joint proxy statement/prospectus from the SEC’s website or from Shift or CarLotz as described in the paragraph below.
The documents filed by Shift with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from Shift by requesting them by mail at 290 Division Street, Suite 400, San Francisco, California 94103. The documents filed by CarLotz with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from CarLotz by requesting them by mail at 3301 W. Moore St., Richmond, Virginia 23230.
Participants in the Solicitation
Shift, CarLotz and certain of their directors, executive officers and employees may be deemed participants in the solicitation of proxies in connection with the pending Merger. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of proxies in connection with the pending Merger, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in the joint proxy statement/prospectus filed with the SEC. Information about the directors and executive officers of CarLotz is set forth in the definitive proxy statement for CarLotz’s 2022 annual meeting of stockholders, as previously filed with the SEC on April 29, 2022 and in CarLotz’s Annual Report on Form 10-K for the year ended December 31, 2021, filed with the SEC on March 15, 2022, as supplemented by CarLotz’s subsequent filings with the SEC. Information about the directors and executive officers of Shift and their ownership of Shift shares is set forth in the definitive proxy statement for Shift’s 2022 annual meeting of stockholders, as previously filed with the SEC on June 26, 2022, as supplemented by Shift’s subsequent filings with the SEC. Free copies of these documents may be obtained as described in the paragraph above.
No Offer or Solicitation
This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.
Forward-Looking Statements
This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding, among other things, the plans, strategies and prospects, both business and financial, of the Company. These statements are based on the beliefs and assumptions of our management team. Although we believe our plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, we cannot assure you that we will achieve or realize these plans, intentions or expectations. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events or results of operations, are forward-looking statements. These statements may be preceded by, followed by or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates,” “intends” or similar expressions. These forward-looking statements are subject to a number of risks and uncertainties, including our ability to satisfy the conditions to closing and complete the proposed Merger pursuant to the Merger Agreement; the timing of the Merger and the occurrence of any event, change, or other circumstances that could delay or prevent completion of the proposed Merger or give rise to the termination of the Merger Agreement; the impact of the Merger on the business and future financial and operating results of the Company and Shift; our ability to manage our business through and following the COVID-19 pandemic and the related semi-conductor chip and labor shortages, including to achieve the anticipated benefits from the announced closure of certain hub locations; our ability to achieve revenue growth and profitability in the future; our ability to innovate and expand our technological capabilities; our ability to effectively optimize our reconditioning operations; our ability to grow existing vehicle sourcing accounts and key vehicle channels; our ability to add new corporate vehicle sourcing accounts and increase consumer sourcing; our ability to have sufficient and suitable inventory for resale; our ability to increase our service offerings and price optimization; our ability to effectively promote our brand and increase brand awareness; our ability to expand our product offerings and introduce additional products and services; our ability to improve future operating and financial results; our ability to obtain financing in the future; our ability to acquire and protect intellectual property; our ability to attract, train and retain key personnel, including sales and customer service personnel; our ability to acquire and integrate other companies and technologies; our ability to remediate material weaknesses in internal control over financial reporting; our ability to comply with laws and regulations applicable to our business; our ability to successfully defend litigation; and our ability to successfully deploy the proceeds from the merger pursuant to that certain Agreement and Plan of Merger, dated as of October 21, 2020 (as amended by Amendment No. 1, dated December 16, 2020), by and among CarLotz, Inc. (f/k/a Acamar Partners Acquisition Corp.), Acamar Partners Sub, Inc., a wholly owned subsidiary of CarLotz, Inc., and CarLotz Group, Inc. (f/k/a CarLotz, Inc.) (“Former CarLotz”), pursuant to which Acamar Partners Sub, Inc. merged with and into Former CarLotz, with Former CarLotz surviving as the surviving company and as a wholly owned subsidiary of CarLotz, Inc., and those factors discussed in the section entitled “Risk Factors” in our Quarterly Reports on Form 10-Q filed with the SEC on May 9, 2022, August 9, 2022 and November 8, 2022 and Item 1A “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2021, filed with the SEC on March 15, 2022, and those described from time to time in our future reports filed with the SEC. Many of these risk factors are outside of our control, and as such, they involve risks which are not currently known that could cause actual results to differ materially from those discussed or implied herein. The forward-looking statements in this communication are made as of the date on which they are made and we do not undertake to update our forward-looking statements.
Investors:
Susan Lewis, VP - Investor Relations, slewis@carlotz.com
Media:
Leslie Griles, Leslie.Griles@CarLotz.com